[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Exhibit 10.19

AMENDMENT NO. 2
TO COLLABORATION AND OPTIMIZATION AGREEMENT

This Amendment No. 2 to Collaboration and Optimization Agreement (this “Amendment”) is made and entered into as of the last dated signature below (“Amendment Effective Date”) by and between Intel Corporation, a Delaware corporation (“Intel”), and Cloudera, Inc., a Delaware corporation.

RECITALS

WHEREAS, Intel and Cloudera entered into a Collaboration and Optimization Agreement, dated as of March 21, 2014 which was amended and restated on March 21, 2017 (the “Collaboration Agreement”);

WHEREAS, the parties desire to amend the Collaboration Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises set forth below and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    AMENDMENT OF COLLABORATION AGREEMENT.

1.1    Amendment of Section 2.3. Section 2.3 is hereby amended to add section 2.3(c), which reads as follows: “(c) The parties agree to engage in the additional Collaboration activities as described in Exhibit B to this Agreement.”

1.2    Amendment of Section 6.2. Section 6.2 is hereby replaced in its entirety with the following:

“As of the Amendment Effective Date, pursuant to the Joint Roadmap, Intel has provided Cloudera with the following at no charge for Cloudera’s use to perform its development obligations as set forth in the Joint Roadmap: (a) mutually agreed next-generation development platforms, pursuant to Intel’s standard pre-release licensing terms and (b) [***] servers configured with the next generation of Intel architecture. [***]. Intel will provide the foregoing items at no charge to Cloudera, subject to standard Intel supply terms, but Cloudera will be responsible for all associated data center costs, maintenance costs, and other costs associated with housing, insuring, operating, and supporting such platforms and servers.”

1.3    Amendment of Section 11.1. Section 11.1 is hereby amended to change the first sentence to read: “This Agreement will commence on the Effective Date, and, unless terminated earlier as set forth herein, will expire March 21, 2021 (“Initial Term”).”

1.4    Addition of Exhibit B. Exhibit B attached to this Amendment is hereby added to the Agreement as a new exhibit.

2.    GENERAL PROVISIONS.

2.1    Full Force and Effect. Except as expressly modified by this Amendment, the terms of the Collaboration Agreement shall remain in full force and effect.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

INTEL CORPORATION		CLOUDERA, INC.

Signature:	/s/ Ron Kasabian	Signature:	/s/ Marque Chambliss
Printed:	Ron Kasabian	Printed:	Marque Chambliss
Title:	Vice President, Data Center Group	Title:	Senior Corporate Counsel
Date:	February 1, 2018	Date:	January 31, 2018

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Exhibit B
Collaboration Activities

1.[***]: Cloudera agrees to collaborate with Intel on its [***]. Cloudera agrees to collaborate with Intel to identify potential customers and position [***] solutions into those accounts. Within two weeks of the Amendment Effective Date, representatives from the Cloudera and Intel teams will collaborate to develop an initial strategy for the alignment of the [***] and the [***] leading to the development of a joint business plan and supporting reference architectures.

2.Go to Market: During the two week period after the Amendment Effective Date, the Alliance Managers will meet to discuss a co-marketing plan to define go-to-market efforts to support sales in [***]. The go-to-market plan will be revised at least annually by the Alliance Managers and reviewed by the parties during each Quarterly Business Reviews (QBR) through the term of this Agreement.

3.Time to Market Technology Initiatives: The parties have identified time-to-market technology initiatives (TTM Technologies) for the [***] following the Amendment Effective Date listed in Table 1, below. The parties will validate that the TTM Technologies provide economic value to each party before engaging in detailed planning and will remove or replace any TTM Technologies which do not provide economic value to each party. The parties will endeavor to include [***], and other relevant product and business planning items in the assessment of economic value for each TTM Technology. If the parties are unable to agree to a TTM Technology based upon economic value, then the parties will each escalate the disagreement to the QBR for appropriate resolution. A party seeking to replace a TTM Technology will provide commercially reasonable justification demonstrating the economic value assessment to the other party.

The Alliance Managers will then meet regularly during the implementation of the TTM Technologies, but no less than annually, to identify new TTM Technologies for the following two years through the term of this Amendment. Those technologies listed for [***] are initial concepts which will be reviewed and verified for economic value for each party. The Alliance Managers will provide the TTM Technologies to the joint engineering team, which will endeavor to designate engineering leads for each of the projects. The joint engineering team or designated engineering leads will collaborate to iterate on and deliver, [***], an initial plan for TTM Technology implementation (TTM Implementation Plan), including target intercept date, target release and distribution dates, target milestones and deliverables. The TTM Technologies plan will be reviewed during each Quarterly Business Reviews (QBR) between the parties and the parties may modify the TTM Technologies and their respective priorities in a QBR, which will then be reflected in a revised TTM Technology Plan [***] of the changes. A failure by Cloudera to meet the goals set forth in the TTM Implementation Plan will be subject to the process provided in Section 2.3(b) of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Table 1. TTM Technologies:

	Top TTM Technologies	2017	2018	2019
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]